                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 15, 2002
                          -----------------------------
                        (Date of earliest event reported)

                         NEWPORT INTERNATIONAL GROUP INC.
              Exact name of registrant as specified in its charter

          Delaware                        0-30587               23-3030650
------------------------------     ---------------------     -----------------
State of other jurisdiction of       Commission File No.      I.R.S. Employer
incorporation or organization                                    ID No.

             11863 Wimbledon Circle, #418, Wellington, Florida 33414
             -------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (561) 389-6725
                                                          ----------------

                                      N/A
                   ------------------------------------------
                    (Former name or former address if changed
                               since last report)

Item 5.  OTHER EVENTS

     On July 15, 2002, Newport International Group Inc. issued a press release to announce the approval of a $9,745,000 loan from Old Standard Life Insurance
Co. of Spokane, Washington. A copy of the press release issued is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information  - None

         (c)      Exhibits

                  Exhibit 99.1 - Press Release dated July 15, 2002

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEWPORT INTERNATIONAL GROUP INC.
                                         (Registrant)

                                         By: /s/ Soloman Lam
                                             ----------------------------
                                             Soloman Lam, President
Dated:  July 15, 2002